UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2013

CROSS BORDER RESOURCES, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-52738	98-0555508
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2515 McKinney Avenue, Suite 900
Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(210) 226-6700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 7.01.                     Regulation FD Disclosure.

       On April 12, 2013, Red Mountain Resources, Inc. (“RMR”), the parent company of Cross Border Resources, Inc. (the “Company”), issued a press release on the RMR website (http://redmountainresources.com/news/press-releases) providing an operations update for all of its subsidiaries, including the Company.  A copy of the release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished under this Item 7.01, including the exhibit related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Registrant, except as shall be expressly set forth by specific reference in such document.

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	RMR Press Release, dated April 12, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 12, 2013

CROSS BORDER RESOURCES, INC.

By:	/s/ Alan W. Barksdale
Alan W. Barksdale
Chairman of the Board